     As filed with the Securities and Exchange Commission on August 3, 2005

                                                      Registration No. 333-73079

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                 Delaware                                     13-3473472
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)

    631 South Richland Avenue
    York, Pennsylvania                                                17403
    (Address of Principal Executive Offices)                       (Zip Code)

         York International Corporation Investment Plan for Puerto Rico
                            (Full title of the plan)

                               Jane G. Davis, Esq.
                  Vice President, Secretary and General Counsel
                         York International Corporation
                            631 South Richland Avenue
                            York, Pennsylvania 17403
                     (Name and address of agent for service)

                                 (717) 771-7890
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                          Melissa Allison Warren, Esq.
                                   Venable LLP
                          Two Hopkins Plaza, Suite 1800
                         Baltimore, Maryland 21201-2978
                                 (410) 244-7400

Of the 12,000 shares of Common Stock, par value $.005, of the registrant registered pursuant to this Registration Statement on February 26, 1999, the registrant hereby withdraws from registration 12,000 shares of such Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit Number                           Description

24.1                                     Powers of Attorney

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on this 3rd day of August, 2005.

                                                  YORK INTERNATIONAL CORPORATION

                                         By:      /s/ Jane G. Davis
                                                  -----------------
                                                  Jane G. Davis
                                                  Vice President, Secretary and
                                                  General Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  Name                              Date
------------------------------------------     --------------
/s/ C. David Myers                             August 3, 2005
------------------------------------------
C. David Myers
President and Chief Executive Officer and
Director (Principal Executive Officer)

/s/ M. David Kornblatt                         August 3, 2005
------------------------------------------
M. David Kornblatt
Vice President and Chief Financial Officer
(Principal Financial Officer)

/s/ David Elder                                August 3, 2005
------------------------------------------
David Elder
Accounting Officer, Controller
(Principal Accounting Officer)

                     *                         August 3, 2005
------------------------------------------
Gerald C. McDonough, Chairman

                     *                         August 3, 2005
------------------------------------------
W. Michael Clevy, Director

                     *                         August 3, 2005
------------------------------------------
J. Roderick Heller, III, Director

                     *                         August 3 2005
------------------------------------------
Robert F.B. Logan, Director

                     *                         August 3, 2005
------------------------------------------
Paul J. Powers, Director

                     *                         August 3, 2005
------------------------------------------
Donald M. Roberts, Director

                     *                         August 3, 2005
------------------------------------------
James A. Urry, Director

*BY:     /s/ Jane G. Davis
         -----------------
         Jane G. Davis
         Attorney-in-Fact

                                      -3-